UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

STRUCTURED SMALL CAP EQUITY FUNDS	Annual Report October 31, 2007

Long-term capital growth potential through diversified portfolios of equity investments in small-cap U.S. companies using a proprietary quantitative approach to stock selection and portfolio construction.

Goldman Sachs Structured Small Cap
Equity Funds

■	GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

■	GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND
TABLE OF CONTENTS

Investment Process	1
Letters to Shareholders and Performance Summaries	2
Schedule of Investments	10
Financial Statements	19
Notes to the Financial Statements	22
Financial Highlights	34
Report of Independent Registered Public Accounting Firm	38
Other Information	39
INVESTMENT RISKS

The Structured Small Cap Value Fund invests primarily in a broadly diversified portfolio of small-capitalization U.S. equity investments. The Fund’s investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.
The Structured Small Cap Growth Fund invests primarily in a broadly diversified portfolio of small-capitalization U.S. equity investments. The Fund’s investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUNDS
Structured Domestic Investment Process

■ Comprehensive — We calculate expected excess returns for more than 3,500 stocks on a daily basis.

■ Rigorous — We evaluate stocks based on fundamental investment criteria that have outperformed historically.	■ Objective — Our stock selection process is free from the emotion that may lead to biased investment decisions.

■ Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.	■ We use a unique, proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

■  Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■ Offer broad access to a clearly defined equity universe.	■ Generate excess returns that are positive, consistent and repeatable.

PORTFOLIO RESULTS
Structured Small Cap Value Fund
Dear Shareholder,
This report provides an overview of the performance of the Goldman Sachs Structured Small Cap Value Fund during the period from June 25, 2007 through October 31, 2007.
  Performance Review

The Goldman Sachs Structured Small Cap Value Fund (the “Fund”) first began operations as the AXA Enterprise Small Company Value Fund A (the “Predecessor Fund”). On June 25, 2007, the Predecessor Fund was reorganized as a new portfolio of the Goldman Sachs Trust. From November 1, 2006 through June 22, 2007, the Predecessor Fund’s Class A, B, C and Y Shares generated cumulative total returns, without sales charges, of 16.48%, 16.07%, 16.05% and 16.79%, respectively.* These returns compared to the 8.20% cumulative total return of the Fund’s benchmark, the Russell 2000 Value Index, over the same time period. After the reorganization, for the period from June 25, 2007 through October 31, 2007, the Goldman Sachs Structured Small Cap Value Fund’s Class A, B, C and Institutional Shares (the Predecessor Fund’s Class Y Shares were reorganized into the Fund’s Institutional Shares as part of the reorganization) generated cumulative total returns of -7.15%, -7.43%, -7.44% and -7.04%, respectively. These returns compared to the -5.68% cumulative total return of the Fund’s benchmark over the same time period. In addition, on June 25, 2007 the Fund launched a Service Class of shares, which generated a since inception cumulative total return of -7.17%, compared to the - 5.68% cumulative total return of the Fund’s benchmark over the same time period.

Unlike the Predecessor Fund, the Fund uses a quantitative model that is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from a steady cash flow, as opposed to accruals. Management Impact captures a company’s management strategy and effectiveness through the company’s investing and financing behavior. Momentum predicts drift in stock prices caused by underreaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.
  Portfolio Highlights and Positioning

The Fund was negatively affected by an extraordinary market environment in which we saw massive selling of positions by many managers employing similar quantitative methods, selling that we believe was associated with a temporary lack of liquidity in equity markets (i.e., sellers outnumbered buyers). This environment had a material impact on the Fund’s relative performance since GSAM assumed responsibilities of the Fund in late June.

*	Additional total return information about the Predecessor Fund is provided in the Financial Highlights table, which is part of this report.

PORTFOLIO RESULTS

This liquidity crunch had a significant impact on our six investment themes, particularly on Management Impact and Profitability. In fact, during early August, the magnitude of our negative daily theme returns was substantially greater than anything we had seen before in the 30 years of historical data used by our quantitative model. All our investment themes also began to perform negatively at the same time; usually, they are less “correlated,” meaning that they tend to perform differently from each other over time. This had a material effect on the Fund’s underperformance for the period. Our themes experienced a significant rebound in mid-August as the market volatility began to dissipate, but it was not enough for the Fund to recover fully. During September and October the Fund continued to recover.

We believe that our outsized negative returns were the result of the heightened correlations of our themes, which were in turn the result of massive selling by quantitative managers and hedge funds across the industry. Many of these strategies typically were forced to sell their positions to avoid margin calls or to limit losses, not however, because of a sudden change in the fundamentals of the investments. Some observers have speculated that this liquidity event started with multi-strategy hedge funds trying to unload their more liquid investments to cover losses they incurred in the subprime market.

We continue to review our models and analyze the attribution results on an ongoing basis, and over the 2007 summer period made some significant progress in attempting to improve the factors in our model. Specifically, we enhanced our Momentum theme in an effort to take advantage of economic associations between companies (e.g., when one company is a significant supplier, creditor or client of another). We also enhanced our model by incorporating an information uncertainty (IU) interaction that effectively increases exposure to stocks that are more likely to be mispriced (i.e., those where the data is more difficult to interpret). As an aside, the Momentum enhancement held up well during the liquidity events of early August, but struggled later in the month. The IU interaction had little impact on small-cap returns in August.

In the months ahead, as always, we will continue to look for ways to enhance our processes in an effort to improve our overall performance results. We thank you for your investment and continued confidence.

Goldman Sachs Global Quantitative Equity Investment Team

New York, November 20, 2007

FUND BASICS
Structured Small Cap Value Fund
as of October 31, 2007
PERFORMANCE REVIEW

June 25, 2007–October 31, 2007	Fund Total Return (based on NAV)[1]	Russell 2000 Value Index[2]

Class A	-7.15%	-5.68%
Class B	-7.43	-5.68
Class C	-7.44	-5.68
Institutional	-7.04	-5.68
Service	-7.17	-5.68

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 9/30/07	Since Inception	Inception Date

Class A	-13.16%	6/25/07
Class B	-12.89	6/25/07
Class C	-9.21	6/25/07
Institutional	-8.06	6/25/07
Service	-7.99	6/25/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.36%
Class B	2.00	2.11
Class C	2.00	2.11
Institutional	0.85	0.96
Service	1.35	1.46

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 10/31/07[5]

Holding	% of Net Assets	Line of Business

CF Industries Holdings, Inc.	3.2%	Chemicals
Potlatch Corp.	2.8	Real Estate Investment Trusts
Provident Financial Services, Inc.	2.7	Thrifts & Mortgage Finance
Novatell Wireless, Inc.	2.3	Computers & Peripherals
Kaman Corp.	2.0	Trading Companies & Distributors
Platinum Underwriters Holdings Ltd.	1.7	Insurance
Equity One, Inc.	1.6	Real Estate Investment Trusts
AsiaInfo Holdings, Inc.	1.6	Internet Software & Services
CIRCOR International, Inc.	1.6	Machinery
Umpqua Holdings Corp.	1.6	Commercial Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION AS OF 10/31/07[6]
Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
PERFORMANCE SUMMARY
The Fund was created as a result of a merger with a fund advised by another investment adviser. The inception date for the surviving Fund is June 25, 2007; therefore, performance for previous periods during which the Predecessor Fund was advised by another investment adviser is not shown.

PORTFOLIO RESULTS
Structured Small Cap Growth Fund
Dear Shareholder,
This report provides an overview of the performance of the Goldman Sachs Structured Small Cap Growth Fund during the period from June 25, 2007 through October 31, 2007.
  Performance Review

The Goldman Sachs Structured Small Cap Growth Fund (the “Fund”) first began operations as the AXA Enterprise Small Company Growth Fund A (the “Predecessor Fund”). On June 25, 2007, the Predecessor Fund was reorganized as a new portfolio of the Goldman Sachs Trust. From November 1, 2006 through June 22, 2007, the Predecessor Fund’s Class A, B, C and Y Shares generated cumulative total returns, without sales charges, of 17.94%, 17.53%, 17.52% and 18.27%, respectively.* These returns compared to the 11.31% cumulative total return of the Fund’s benchmark, the Russell 2000 Growth Index, over the same time period. After the reorganization, for the period from June 25, 2007 through October 31, 2007, the Goldman Sachs Structured Small Cap Growth Fund’s Class A, B, C and Institutional Shares (the Predecessor Fund’s Class Y Shares were reorganized into the Fund’s Institutional Shares as part of the reorganization) generated cumulative total returns of -0.77%, -1.03%, -1.02% and -0.62%, respectively. These returns compared to the 4.87% cumulative total return of the Fund’s benchmark over the same time period. In addition, on June 25, 2007 the Fund launched a Service Class of shares, which generated a since inception cumulative total return of -0.60%, compared to the 4.87% cumulative total return of the Fund’s benchmark over the same time period.

Unlike the Predecessor Fund, the Fund uses a quantitative model that is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from a steady cash flow, as opposed to accruals. Management Impact captures a company’s management strategy and effectiveness through the company’s investing and financing behavior. Momentum predicts drift in stock prices caused by underreaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.
  Portfolio Highlights and Positioning

The Fund was negatively affected by an extraordinary market environment in which we saw massive selling of positions by many managers employing similar quantitative methods, selling that we believe was associated with a temporary lack of liquidity in equity markets (i.e., sellers outnumbered buyers). This environment had a material impact on the Fund’s relative performance since GSAM assumed responsibilities of the Fund in late June.

*	Additional total return information about the Predecessor Fund is provided in the Financial Highlights table, which is part of this report.

PORTFOLIO RESULTS

This liquidity crunch had a significant impact on our six investment themes, particularly on Valuation and Earnings Quality. In fact, during early August, the magnitude of our negative daily theme returns was substantially greater than anything we had seen before in the 30 years of historical data used by our quantitative model. All our investment themes also began to perform negatively at the same time; usually, they are less “correlated,” meaning that they tend to perform differently from each other over time. This had a material effect on the Fund’s underperformance for the period. Our themes experienced a significant rebound in mid-August as the market volatility began to dissipate, but it was not enough for the Fund to recover fully. Although the Fund continued to recover in September, it underperformed in October.

We believe that our outsized negative returns were the result of the heightened correlations of our themes, which were in turn the result of massive selling by quantitative managers and hedge funds across the industry. Many of these strategies typically were forced to sell their positions to avoid margin calls or to limit losses, not however, because of a sudden change in the fundamentals of the investments. Some observers have speculated that this liquidity event started with multi-strategy hedge funds trying to unload their more liquid investments to cover losses they incurred in the subprime market.

We continue to review our models and analyze the attribution results on an ongoing basis, and recently have made some significant progress in attempting to improve the factors in our model. Specifically, we enhanced our Momentum theme in an effort to take advantage of economic associations between companies (e.g., when one company is a significant supplier, creditor or client of another). We also enhanced our model by incorporating an information uncertainty (IU) interaction that effectively increases exposure to stocks that are more likely to be mispriced (i.e., those where the data is more difficult to interpret). As an aside, the Momentum enhancement held up well during the liquidity events of early August, but struggled later in the month. The IU interaction had little impact on small-cap returns in August. In the months ahead, as always, we will continue to look for ways to enhance our processes in an effort to improve our overall performance results.

We thank you for your investment and continued confidence.

Goldman Sachs Global Quantitative Equity Investment Team New York, November 20, 2007

PORTFOLIO RESULTS
FUND BASICS
Structured Small Cap Growth Fund
as of October 31, 2007
PERFORMANCE REVIEW

June 25, 2007–October 31, 2007	Fund Total Return (based on NAV)[1]	Russell 2000 Growth Index[2]

Class A	-0.77%	4.87%
Class B	-1.03	4.87
Class C	-1.02	4.87
Institutional	-0.62	4.87
Service	-0.60	4.87

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Growth Index measures the performance of the small-cap growth stocks of the U.S. equity universe. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 9/30/07	Since Inception	Inception Date

Class A	-8.64%	6/25/07
Class B	-8.34	6/25/07
Class C	-4.50	6/25/07
Institutional	-3.20	6/25/07
Service	-3.20	6/25/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.47%
Class B	2.00	2.22
Class C	2.00	2.22
Institutional	0.85	1.07
Service	1.35	1.57

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 10/31/07[5]

Holding	% of Net Assets	Line of Business

CF Industries Holdings, Inc.	2.9%	Chemicals
Blue Nile, Inc.	1.8	Internet & Catalog Retail
Cubist Pharmaceuticals, Inc.	1.5	Biotechnology

Sigma Designs, Inc.	1.4	Semiconductors & Semiconductor Equipment
Tempur-Pedic International, Inc.	1.4	Household Durables
Chordiant Software, Inc.	1.4	Internet Software & Services
Alliance One International, Inc.	1.4	Tobacco
Aerovironment, Inc.	1.3	Aerospace & Defense
United Therapeutics Corp.	1.3	Biotechnology
Novatel Wireless, Inc.	1.3	Computers & Peripherals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION AS OF 10/31/07[6]
Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
PERFORMANCE SUMMARY
The Fund was created as a result of a merger with a fund advised by another investment adviser. The inception date for the surviving Fund is June 25, 2007; therefore, performance for previous periods during which the Predecessor Fund was advised by another investment adviser is not shown.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND
Schedule of Investments
October 31, 2007

Shares	Description	Value
Common Stocks – 101.3%

Aerospace & Defense – 1.4%
104,400	Aerovironment, Inc.*(a)	$2,686,212
28,700	Cubic Corp.	1,291,500
73,420	DynCorp International, Inc.*	1,662,229

		5,639,941

Air Freight & Logistics – 0.1%
10,300	Park-Ohio Holdings Corp.*	245,861

Auto Components – 1.5%
4,100	Amerigon, Inc.*	80,524
7,500	ArvinMeritor, Inc.	111,225
233,585	Cooper Tire & Rubber Co.	5,204,274
4,300	Lear Corp.*	152,779
25,379	Modine Manufacturing Co.	590,315

		6,139,117

Automobiles – 0.0%
10,000	Coachmen Industries, Inc.	62,000

Beverages – 0.5%
4,400	Hansen Natural Corp.*	299,200
14,900	PepsiAmericas, Inc.	532,228
23,400	The Boston Beer Co., Inc.*	1,222,650

		2,054,078

Biotechnology – 0.5%
6,900	Cubist Pharmaceuticals, Inc.*	161,460
27,500	Isis Pharmaceuticals, Inc.*(a)	484,550
24,400	Millennium Pharmaceuticals, Inc.*	288,408
34,800	Omrix Biopharmaceuticals, Inc.*	1,212,432

		2,146,850

Building Products – 0.0%
3,000	NCI Building Systems, Inc.*	117,540

Capital Markets – 1.3%
9,800	Capital Southwest Corp.(a)	1,197,168
132,295	Cowen Group, Inc.*	1,606,061
45,200	GAMCO Investors, Inc.	2,798,332

		5,601,561

Chemicals – 5.6%
10,200	Arch Chemicals, Inc.	465,324
22,100	Calgon Carbon Corp.*(a)	329,290
152,263	CF Industries Holdings, Inc.	13,383,918
224,700	Ferro Corp.	4,655,784
26,800	Innospec, Inc.	570,572
9,700	NewMarket Corp.	521,472
5,400	OM Group, Inc.*	286,092
2,900	Penford Corp.	102,283
49,400	Rockwood Holdings, Inc.*	1,931,046
21,400	Sensient Technologies Corp.	639,646
8,500	Terra Industries, Inc.*	313,565

		23,198,992

Commercial Banks – 9.4%
4,800	Alabama National Bancorp	378,336
37,800	Banco Latinoamericano de Exportaciones S.A.	735,966
17,690	BankFinancial Corp.	281,625
49,500	City National Corp.	3,346,200
82,980	Community Bancorp*	1,682,005
930	Community Bank System, Inc.	19,446
58,557	East West Bancorp, Inc.	1,975,713
115,664	First Community Bancorp(a)	5,632,837
6,500	First Indiana Corp.	206,700
8,770	First Merchants Corp.	193,379
5,100	FirstMerit Corp.	108,120
36,600	Frontier Financial Corp.(a)	812,154
6,800	Greene Bancshares, Inc.	217,940
40,085	Horizon Financial Corp.(a)	695,074
73,165	Preferred Bank	2,175,196
184,089	Susquehanna Bancshares, Inc.(a)	3,713,075
79,547	SVB Financial Group*(a)	4,119,739
15,000	Texas Capital Bancshares, Inc.*	331,950
30,800	The South Financial Group, Inc.	636,328
23,582	UMB Financial Corp.	990,444
382,409	Umpqua Holdings Corp.(a)	6,474,184
124,933	Wintrust Financial Corp.	4,590,038

		39,316,449

Commercial Services & Supplies – 2.5%
35,487	ABM Industries, Inc.	834,654
196,000	Bowne & Co., Inc.	3,406,480
1,394	Deluxe Corp.	56,234
2,900	HNI Corp.	125,744
39,000	IKON Office Solutions, Inc.	514,800
154,300	PHH Corp.*	3,450,148
105,300	Spherion Corp.*	918,216
16,100	United Stationers, Inc.*	932,351

		10,238,627

Communications Equipment – 1.7%
84,118	Andrew Corp.*	1,233,170
38,900	Aruba Networks, Inc.*	742,601
127,290	Loral Space & Communications, Inc.*	5,139,970
10,900	SeaChange International, Inc.*	67,689

		7,183,430

Computers & Peripherals – 2.9%
48,500	Hutchinson Technology, Inc.*	1,150,905
58,278	Immersion Corp.*	943,521
361,100	Novatel Wireless, Inc.*	9,388,600
160,900	Quantum Corp.*	643,600

		12,126,626

Construction & Engineering – 1.2%
104,548	Integrated Electrical Services, Inc.*	2,437,014
43,000	Perini Corp.*	2,466,050

		4,903,064

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Consumer Finance – 0.3%
102,009	AmeriCredit Corp.*(a)	$1,439,347

Containers & Packaging – 0.4%
82,050	Myers Industries, Inc.	1,738,640

Distributors – 0.1%
20,400	Building Materials Holding Corp.(a)	160,344
12,400	Core-Mark Holding Co., Inc.*	430,280

		590,624

Diversified Consumer Services – 1.5%
12,822	CPI Corp.	425,819
25,923	ITT Educational Services, Inc.*	3,297,146
26,358	Pre-Paid Legal Services, Inc.*	1,570,937
18,100	Sotheby’s	980,477

		6,274,379

Diversified Telecommunication Services – 1.4%
27,500	Atlantic Tele-Network, Inc.	987,525
504,700	Cincinnati Bell, Inc.*	2,735,474
12,300	Iowa Telecommunications Services, Inc.	242,556
26,800	NTELOS Holdings Corp.	809,092
58,315	Premiere Global Services, Inc.*	961,031
7,400	SureWest Communications	195,952

		5,931,630

Electric Utilities – 2.5%
148,100	El Paso Electric Co.*	3,606,235
12,000	Pinnacle West Capital Corp.	484,800
46,600	Portland General Electric Co.	1,311,790
184,900	Westar Energy, Inc.	4,922,038

		10,324,863

Electrical Equipment – 2.2%
11,400	A.O. Smith Corp.	426,246
30,619	Baldor Electric Co.	1,234,558
62,100	C&D Technologies, Inc.*(a)	299,322
13,700	Encore Wire Corp.(a)	287,700
295,000	GrafTech International Ltd.*	5,575,500
20,500	Superior Essex, Inc.*	681,625
4,466	Thomas & Betts Corp.*	250,141
5,000	Woodward Governor Co.	335,000

		9,090,092

Electronic Equipment & Instruments – 2.8%
363,949	Agilysys, Inc.	6,296,318
9,310	Avnet, Inc.*	388,413
27,300	Bell Microproducts, Inc.*	163,527
249,900	CTS Corp.	3,086,265
33,171	Methode Electronics, Inc.	415,964
14,830	Park Electrochemical Corp.	464,476
21,200	Tech Data Corp.*	833,796

		11,648,759

Energy Equipment & Services – 1.2%
5,600	Dawson Geophysical Co.*	446,936
42,900	Global Industries Ltd.*	1,056,198
45,000	Grey Wolf, Inc.*	253,350
4,200	Gulf Island Fabrication, Inc.	146,664
29,117	GulfMark Offshore, Inc.*	1,356,270
62,600	Patterson-UTI Energy, Inc.	1,248,244
3,600	SEACOR Holdings, Inc.*	329,940
9,800	Trico Marine Services, Inc.*(a)	318,010

		5,155,612

Food & Staples Retailing – 1.0%
135,574	Ingles Markets, Inc.	3,762,178
6,800	Nash Finch Co.(a)	254,660

		4,016,838

Food Products – 2.1%
44,800	Cal-Maine Foods, Inc.	1,072,512
188,200	Chiquita Brands International, Inc.*(a)	3,528,750
21,800	Farmer Bros. Co.(a)	542,602
49,800	Flowers Foods, Inc.	1,092,612
51,400	Fresh Del Monte Produce, Inc.	1,864,792
13,000	Sanderson Farms, Inc.(a)	452,400

		8,553,668

Gas Utilities – 0.6%
15,200	Nicor, Inc.	657,704
15,000	ONEOK, Inc.	749,100
92,300	SEMCO Energy, Inc.*	749,476
17,411	Southern Union Co.	548,446

		2,704,726

Health Care Equipment & Supplies – 2.0%
6,500	Analogic Corp.	371,475
87,075	CONMED Corp.*	2,476,413
2,000	Dade Behring Holdings, Inc.	153,860
57,300	Invacare Corp.	1,550,538
15,600	Inverness Medical Innovations, Inc.*	937,404
47,900	Kinetic Concepts, Inc.*	2,878,790
5,900	Regeneration Technologies, Inc.*	62,599

		8,431,079

Health Care Providers & Services – 1.8%
9,600	AMERIGROUP Corp.*	336,000
47,400	Apria Healthcare Group, Inc.*	1,145,658
14,200	Centene Corp.*	331,286
31,100	Chemed Corp.	1,782,652
47,264	Kindred Healthcare, Inc.*	1,003,887
11,400	Landauer, Inc.	561,678
17,100	Molina Healthcare, Inc.*	651,681
71,700	PSS World Medical, Inc.*	1,448,340
6,100	RehabCare Group, Inc.*	126,514

		7,387,696

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND
Schedule of Investments (continued)
October 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Hotels, Restaurants & Leisure – 1.3%
4,412	Applebee’s International, Inc.	$111,800
23,400	California Pizza Kitchen, Inc.*	378,612
4,100	CEC Entertainment, Inc.*	122,180
43,900	Churchill Downs, Inc.	2,232,315
14,000	Landry’s Restaurants, Inc.(a)	402,080
101,882	Magna Entertainment Corp.*(a)	224,140
26,600	Multimedia Games, Inc.*	234,612
31,757	O’Charley’s, Inc.	509,065
87,600	Premier Exhibitions, Inc.*(a)	971,484
19,800	The Steak n Shake Co.*	299,970

		5,486,258

Household Durables – 0.5%
56,700	Tempur-Pedic International, Inc.(a)	2,041,200

Household Products – 0.5%
18,900	Energizer Holdings, Inc.*	1,971,270

Industrial Conglomerates – 0.7%
4,600	Sequa Corp.*	799,572
30,000	Standex International Corp.	643,200
7,000	Teleflex, Inc.	512,470
66,500	Tredegar Corp.	1,158,430

		3,113,672

Insurance – 7.2%
7,044	Alleghany Corp.*	2,768,433
21,576	American Physicians Capital, Inc.	939,850
35,000	Arch Capital Group Ltd.*	2,616,950
104,900	Aspen Insurance Holdings Ltd.	2,870,064
72,200	Assured Guaranty Ltd.	1,665,654
152,100	CNA Surety Corp.*	3,010,059
32,900	Flagstone Reinsurance Holdings Ltd.	431,648
146,300	Max Capital Group Ltd.	4,138,827
33,351	NYMAGIC, Inc.	961,843
194,400	Platinum Underwriters Holdings Ltd.	6,998,400
20,200	RAM Holdings Ltd.*	139,582
26,000	Reinsurance Group of America, Inc.	1,485,380
135,900	Security Capital Assurance Ltd.(a)	1,783,008

		29,809,698

Internet & Catalog Retail – 1.3%
29,100	1-800-FLOWERS.COM, Inc.*	348,909
50,800	Blue Nile, Inc.*(a)	4,015,232
12,000	Overstock.com, Inc.*	469,560
4,700	Shutterfly, Inc.*	156,839
15,700	Systemax, Inc.(a)	367,380
40,000	Valuevision Media, Inc.*(a)	206,800

		5,564,720

Internet Software & Services – 3.4%
547,114	AsiaInfo Holdings, Inc.*	6,691,204
254,900	Chordiant Software, Inc.*	3,668,011
69,300	EarthLink, Inc.*	548,163
23,300	Greenfield Online, Inc.*	355,558
36,920	Interwoven, Inc.*	523,895
103,041	S1 Corp.*	867,605
13,300	Switch and Data Facilities Co.*	261,744
77,186	Vignette Corp.*	1,330,687

		14,246,867

IT Services – 0.5%
100,105	Ciber, Inc.*	779,818
23,900	CSG Systems International, Inc.*	490,667
9,200	MPS Group, Inc.*	112,332
51,400	TNS, Inc.	830,110

		2,212,927

Leisure Equipment & Products – 0.4%
27,200	Polaris Industries, Inc.(a)	1,337,696
15,800	Sturm Ruger & Co., Inc.*	147,730

		1,485,426

Life Sciences Tools & Services – 1.7%
40,800	Cambrex Corp.	464,712
35,000	Invitrogen Corp.*	3,180,450
97,383	Pharmanet Development Group, Inc.*	3,155,209
4,500	Varian, Inc.*	332,505

		7,132,876

Machinery – 3.5%
19,000	Ampco-Pittsburgh Corp.	761,520
130,800	CIRCOR International, Inc.	6,570,084
900	Crane Co.	42,696
22,800	EnPro Industries, Inc.*	935,028
41,381	Gorman-Rupp Co.	1,602,272
1,000	Mueller Industries, Inc.	35,960
31,800	Robbins & Myers, Inc.	2,299,140
38,200	Tecumseh Products Co.*	690,274
35,100	Tennant Co.	1,655,316
7,600	TriMas. Corp.*	121,600

		14,713,890

Marine – 0.6%
39,200	TBS International Ltd.*(a)	2,463,328

Media – 2.8%
288,040	Belo Corp.	5,328,740
45,300	Crown Media Holdings, Inc.*(a)	356,964
1,751	Granite Broadcasting Corp.*	52,530
42,575	Gray Television, Inc.	402,759
70,000	Journal Communications, Inc.	623,700
135,800	Lakes Entertainment, Inc.*(a)	1,127,140
900	Lee Enterprises, Inc.	14,445
221,400	Lin TV Corp.*	3,225,798
44,851	Salem Communications Corp.	358,808

		11,490,884

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Metals & Mining – 0.6%
7,100	Metal Management, Inc.	$373,247
53,000	Quanex Corp.	2,183,070
5,900	Worthington Industries, Inc.	147,500

		2,703,817

Multi-Utilities – 0.7%
250,600	Aquila, Inc.*	1,047,508
38,500	CH Energy Group, Inc.	1,799,490

		2,846,998

Multiline Retail – 0.1%
9,300	Big Lots, Inc.*	223,014

Oil, Gas & Consumable Fuels – 3.9%
3,000	Delek US Holdings, Inc.	71,970
16,200	General Maritime Corp.(a)	456,516
22,200	Golar LNG Ltd.	577,200
15,600	Holly Corp.	979,680
19,300	Overseas Shipholding Group, Inc.	1,435,920
138,300	Rosetta Resources, Inc.*	2,627,700
101,600	Stone Energy Corp.*	4,529,328
27,200	Swift Energy Co.*	1,290,096
290,963	USEC, Inc.*(a)	2,560,474
15,400	Western Refining, Inc.	564,872
22,433	Whiting Petroleum Corp.*	1,212,728

		16,306,484

Paper & Forest Products – 0.1%
66,062	Domtar Corp.*	566,812

Pharmaceuticals – 1.0%
32,000	Caraco Pharmaceutical Laboratories Ltd.*	498,240
117,196	Watson Pharmaceuticals, Inc.*	3,581,510

		4,079,750

Real Estate Investment Trusts – 8.0%
15,100	AMB Property Corp.	986,785
527,628	Anthracite Capital, Inc.(a)	4,389,865
50,062	Arbor Realty Trust, Inc.(a)	945,171
11,300	Camden Property Trust	704,555
10,969	Entertainment Properties Trust	601,869
261,714	Equity One, Inc.	6,851,672
7,600	Federal Realty Investment Trust	670,472
28,180	Gramercy Capital Corp.	743,107
16,900	iStar Financial, Inc.	515,619
304,676	Medical Properties Trust, Inc.(a)	4,000,396
243,491	Potlatch Corp.	11,604,781
18,300	Quadra Realty Trust, Inc.	151,341
7,900	Regency Centers Corp.	564,692
10,100	Taubman Centers, Inc.	594,587

		33,324,912

Real Estate Management & Development – 0.0%
1,900	Jones Lang LaSalle, Inc.	181,127

Road & Rail – 0.3%
56,300	Avis Budget Group, Inc.*	1,174,981

Semiconductors & Semiconductor Equipment – 1.7%
108,400	Credence Systems Corp.*	330,620
10,100	DSP Group, Inc.*	159,479
20,000	Exar Corp.*	243,200
18,500	Monolithic Power Systems*	405,705
550,800	RF Micro Devices, Inc.*(a)	3,425,976
1,000	Sigma Designs, Inc.*	58,770
254,063	Skyworks Solutions, Inc.*	2,342,461

		6,966,211

Software – 0.7%
28,200	Fair Isaac Corp.	1,069,344
4,600	JDA Software Group, Inc.*	114,816
20,800	Magma Design Automation, Inc.*	309,712
19,118	Manhattan Associates, Inc.*	576,599
13,600	Synchronoss Technologies, Inc.*	544,000
4,300	Synopsys, Inc.*	121,518

		2,735,989

Specialty Retail – 0.9%
139,600	AutoNation, Inc.*	2,469,524
10,280	Midas, Inc.*	164,171
32,376	Sonic Automotive, Inc.	817,818
15,400	West Marine, Inc.*(a)	166,166

		3,617,679

Textiles, Apparel & Luxury Goods – 1.4%
7,900	Deckers Outdoor Corp.*	1,104,341
23,300	Movado Group, Inc.	701,097
161,578	Perry Ellis International, Inc.*	3,748,610
7,000	The Warnaco Group, Inc.*	284,830

		5,838,878

Thrifts & Mortgage Finance – 4.0%
206,852	Bank Mutual Corp.	2,298,126
10,600	Brookline Bancorp, Inc.	114,056
40,000	Delta Financial Corp.(a)	197,600
41,338	First Niagara Financial Group, Inc.	545,661
14,400	Flagstar Bancorp, Inc.	116,496
102,000	Flushing Financial Corp.	1,734,000
7,900	KNBT Bancorp, Inc.	135,406
18,200	NewAlliance Bancshares, Inc.	254,618
702,821	Provident Financial Services, Inc.	11,132,685
22,300	Provident New York Bancorp	283,433

		16,812,081

Tobacco – 1.4%
626,322	Alliance One International, Inc.*	4,089,883
39,100	Universal Corp.	1,905,734

		5,995,617

Trading Companies & Distributors – 2.1%
219,000	Kaman Corp.	8,258,490
26,607	Rush Enterprises, Inc.*	450,989

		8,709,479

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND
Schedule of Investments (continued)
October 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Trading Companies & Distributors – (continued)
Wireless Telecommunication Services – 1.5%
48,200	Centennial Communications Corp.*	$493,568
356,544	USA Mobility, Inc.*	5,576,348

		6,069,916

TOTAL COMMON STOCKS
(Cost $401,570,488)		$422,148,850

Shares	Description	Rate	Value
Preferred Stock – 0.0%

1,500	Granite Broadcasting Corp	12.750%	—
(Cost $0)

Units	Expiration Month	Value
Warrants* – 0.0%

Granite Broadcasting Corp.
635	06/2012	$1,270
4,378	06/2012	13,134

TOTAL WARRANTS
(Cost $263,962)		$14,404

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $401,834,450)		$422,163,254

	Interest
Shares	Rate	Value
Securities Lending Collateral(b) – 11.7%

Boston Global Investment Trust – Enhanced Portfolio
48,817,575	5.154%	$48,817,575
(Cost $48,817,575)

TOTAL INVESTMENTS – 113.0%
(Cost $450,652,025)		$470,980,829

LIABILITIES IN EXCESS OF OTHER ASSETS – (13.0)%		(54,091,101)

NET ASSETS – 100.0%		$416,889,728

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND
Schedule of Investments
October 31, 2007

Shares	Description	Value
Common Stocks – 100.8%

Aerospace & Defense – 3.5%
50,600	Aerovironment, Inc.*(a)	$1,301,938
17,900	Cubic Corp.	805,500
20,600	DynCorp International, Inc.*	466,384
4,200	Stanley, Inc.*	111,216
3,000	Triumph Group, Inc.	238,860
6,300	United Industrial Corp.(a)	509,166

		3,433,064

Air Freight & Logistics – 0.0%
1,500	Dynamex, Inc.*	44,520

Airlines – 0.4%
11,500	Allegiant Travel Co.*	414,230

Auto Components – 1.6%
17,200	Amerigon, Inc.*	337,808
30,400	Cooper Tire & Rubber Co.	677,312
4,900	Drew Industries, Inc.*	193,942
78,600	Hayes Lemmerz International, Inc.*	365,490

		1,574,552

Beverages – 0.7%
3,600	Hansen Natural Corp.*	244,800
8,300	The Boston Beer Co., Inc.*	433,675

		678,475

Biotechnology – 6.3%
900	Applera Corp. - Celera Group*	14,679
36,300	ArQule, Inc.*	284,955
8,100	Cephalon, Inc.*	597,294
64,570	Cubist Pharmaceuticals, Inc.*	1,510,938
9,500	GenVec*	24,130
600	GTx, Inc.*	9,468
3,000	Metabolix, Inc.*	86,670
31,800	Millennium Pharmaceuticals, Inc.*	375,876
18,100	Omrix Biopharmaceuticals, Inc.*	630,604
11,000	Pharmion Corp.*	529,320
62,300	Savient Pharmaceuticals, Inc.*	877,184
18,500	United Therapeutics Corp.*	1,266,140
3,400	Vanda Pharmaceuticals, Inc.*(a)	51,000

		6,258,258

Building Products – 0.8%
9,000	Apogee Enterprises, Inc.	211,770
11,000	Goodman Global, Inc.*	271,150
2,900	NCI Building Systems, Inc.*	113,622
22,700	PGT, Inc.*	181,373

		777,915

Capital Markets – 0.2%
6,365	Cowen Group, Inc.*	77,271
2,500	Janus Capital Group, Inc.	86,275

		163,546

Chemicals – 3.9%
32,200	CF Industries Holdings, Inc.	2,830,380
27,285	Terra Industries, Inc.*(a)	1,006,544

		3,836,924

Commercial Banks – 1.1%
14,600	Preferred Bank	434,058
13,200	SVB Financial Group*	683,628

		1,117,686

Commercial Services & Supplies – 3.4%
8,900	ABM Industries, Inc.	209,328
7,500	Diamond Management & Technology Consultants, Inc.	80,100
12,700	Hudson Highland Group, Inc.*	145,796
19,500	Labor Ready, Inc.*	342,810
18,860	School Specialty, Inc.*(a)	636,525
98,200	Spherion Corp.*	856,304
10,900	TeleTech Holdings, Inc.*	271,737
14,100	United Stationers, Inc.*	816,531

		3,359,131

Communications Equipment – 2.5%
13,200	ADTRAN, Inc.	317,724
21,300	Aruba Networks, Inc.*	406,617
43,388	EMS Technologies, Inc.*	1,216,600
2,600	Loral Space & Communications, Inc.*	104,988
20,300	Network Equipment Technologies, Inc.*	302,470
2,400	Polycom, Inc.*	67,152
1,400	Riverbed Technology, Inc.*	47,306
100	Tekelec*	1,320

		2,464,177

Computers & Peripherals – 1.6%
365	Avid Technology, Inc.*	10,727
1,600	Hutchinson Technology, Inc.*	37,968
11,000	Immersion Corp.*	178,090
48,300	Novatel Wireless, Inc.*	1,255,800
3,800	Stratasys, Inc.*	98,914

		1,581,499

Construction & Engineering – 1.8%
43,700	Integrated Electrical Services, Inc.*	1,018,647
12,900	Perini Corp.*	739,815

		1,758,462

Consumer Finance – 0.7%
3,200	AmeriCredit Corp.*	45,152
17,800	Cash America International, Inc.	694,200

		739,352

Distributors – 0.1%
7,600	Building Materials Holding Corp.(a)	59,736

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND
Schedule of Investments (continued)
October 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Diversified Consumer Services – 4.3%
100	Capella Education Co.*	$6,200
10,300	Career Education Corp.*	368,122
12,500	CPI Corp.	415,125
12,200	DeVry, Inc.	667,218
4,300	ITT Educational Services, Inc.*	546,917
17,400	Pre-Paid Legal Services, Inc.*	1,037,040
23,100	Sotheby’s	1,251,327

		4,291,949

Diversified Financial Services – 0.4%
5,300	International Securities Exchange Holdings, Inc.	355,365

Diversified Telecommunication Services – 2.1%
9,200	Cbeyond, Inc.*	359,904
40,300	NTELOS Holdings Corp.	1,216,657
1,700	Paetec Holding Corp.*	22,865
30,000	Premiere Global Services, Inc.*	494,400

		2,093,826

Electrical Equipment – 3.4%
12,800	Acuity Brands, Inc.	611,840
3,700	AZZ, Inc.*	126,170
11,300	Baldor Electric Co.	455,616
20,100	Belden CDT, Inc.	1,171,227
28,800	GrafTech International Ltd.*	544,320
9,600	Powell Industries, Inc.*	404,064

		3,313,237

Electronic Equipment & Instruments – 2.3%
17,300	Agilysys, Inc.	299,290
5,100	Avnet, Inc.*	212,772
16,537	Coherent, Inc.*	542,414
24,465	Dolby Laboratories, Inc.*	1,014,319
800	OSI Systems, Inc.*	20,024
10,100	PC Connection, Inc.*	148,470

		2,237,289

Energy Equipment & Services – 2.6%
3,900	Atwood Oceanics, Inc.*	328,536
3,700	Dawson Geophysical Co.*	295,297
73,600	Grey Wolf, Inc.*	414,368
9,800	Gulf Island Fabrication, Inc.	342,216
600	GulfMark Offshore, Inc.*	27,948
12,135	Lufkin Industries, Inc.	721,547
39,400	Newpark Resources, Inc.*	247,038
1,510	OYO Geospace Corp.*	163,367
1,300	Parker Drilling Co.*	10,972

		2,551,289

Food & Staples Retailing – 0.7%
8,700	Ingles Markets, Inc.	241,425
3,700	Longs Drug Stores Corp.	194,287
6,800	Nash Finch Co.(a)	254,660

		690,372

Food Products – 1.2%
24,500	Cal-Maine Foods, Inc.	586,530
10,000	Chiquita Brands International, Inc.*	187,500
3,500	Fresh Del Monte Produce, Inc.	126,980
6,900	Sanderson Farms, Inc.	240,120

		1,141,130

Health Care Equipment & Supplies – 3.8%
9,500	ArthroCare Corp.*	615,980
2,600	Beckman Coulter, Inc.	184,132
3,900	Cynosure, Inc.*	148,239
8,700	Greatbatch, Inc.*	216,282
4,300	Hologic, Inc.*	292,099
8,000	Invacare Corp.	216,480
8,300	Kinetic Concepts, Inc.*	498,830
5,700	Kyphon, Inc.*	404,016
1,800	Mentor Corp.(a)	76,626
2,200	PolyMedica Corp.	116,512
12,700	Regeneration Technologies, Inc.*	134,747
2,000	SurModics, Inc.*	113,480
19,725	Thoratec Corp.*	393,908
14,300	Zoll Medical Corp.*	349,778

		3,761,109

Health Care Providers & Services – 1.6%
14,100	Apria Healthcare Group, Inc.*	340,797
24,280	Centene Corp.*	566,452
6,200	Chemed Corp.	355,384
400	Kindred Healthcare, Inc.*	8,496
5,800	Lincare Holdings, Inc.*	201,666
146	PharMerica Corp.*	2,329
7,100	RehabCare Group, Inc.*	147,254

		1,622,378

Health Care Technology – 0.2%
7,500	Phase Forward, Inc.*	178,425

Hotels, Restaurants & Leisure – 2.4%
9,200	Applebee’s International, Inc.	233,128
4,700	Buffalo Wild Wings, Inc.*	144,102
30,400	California Pizza Kitchen, Inc.*	491,872
6,500	CEC Entertainment, Inc.*	193,700
9,800	Jack in the Box, Inc.*	307,426
5,800	O’Charley’s, Inc.	92,974
66,600	Premier Exhibitions, Inc.*(a)	738,594
11,700	Ruby Tuesday, Inc.	186,849

		2,388,645

Household Durables – 1.4%
38,900	Tempur-Pedic International, Inc.(a)	1,400,400

Household Products – 0.1%
700	Energizer Holdings, Inc.*	73,010

Insurance – 0.0%
600	Amtrust Financial Services, Inc.	8,370

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Internet & Catalog Retail – 3.3%
33,600	1-800-FLOWERS.COM, Inc.*	$402,864
22,000	Blue Nile, Inc.*(a)	1,738,880
26,300	Shutterfly, Inc.*	877,631
9,300	Systemax, Inc.	217,620

		3,236,995

Internet Software & Services – 6.2%
5,700	AsiaInfo Holdings, Inc.*	69,711
97,300	Chordiant Software, Inc.*	1,400,147
12,900	EarthLink, Inc.*	102,039
34,300	Greenfield Online, Inc.*	523,418
5,300	InfoSpace, Inc.	102,449
29,505	Internet Capital Group, Inc.*	378,844
29,600	Interwoven, Inc.*	420,024
8,300	j2 Global Communications, Inc.*	279,627
23,000	Omniture, Inc.*	785,680
50,105	Switch and Data Facilities Co.*	986,067
13,300	United Online, Inc.(a)	234,080
6,500	ValueClick, Inc.*	176,735
36,400	Vignette Corp.*	627,536
3,100	Websense, Inc.*	57,040

		6,143,397

IT Services – 1.6%
13,100	CSG Systems International, Inc.*	268,943
26,200	Gartner, Inc.*	573,780
5,800	iGATE Corp.*	50,866
60,200	MPS Group, Inc.*	735,042

		1,628,631

Leisure Equipment & Products – 0.4%
5,200	Polaris Industries, Inc.(a)	255,736
17,800	Sturm Ruger & Co., Inc.*	166,430

		422,166

Life Sciences Tools & Services – 4.4%
41,500	Albany Molecular Research, Inc.*	750,735
5,000	Dionex Corp.*	440,000
15,600	eResearch Technology, Inc.*	173,160
27,600	Exelixis, Inc.*	303,600
33,200	Pharmanet Development Group, Inc.*	1,075,680
12,600	Varian, Inc.*	931,014
7,600	Ventana Medical Systems, Inc.*	668,800

		4,342,989

Machinery – 2.5%
7,500	Ampco-Pittsburgh Corp.	300,600
1,700	Astec Industries, Inc.*	77,044
200	Crane Co.	9,488
5,600	Hurco Cos., Inc.*	319,760
4,055	Kaydon Corp.	218,118
17,700	RBC Bearings, Inc.*	711,363
15,700	Sun Hydraulics Corp.	565,043
10,500	Titan International, Inc.(a)	317,730

		2,519,146

Marine – 0.3%
1,100	Genco Shipping & Trading Ltd.	79,079
3,900	TBS International Ltd.*	245,076

		324,155

Media – 0.7%
1,000	Belo Corp.	18,500
75,765	Entravision Communications Corp.*	689,462
400	Interactive Data Corp.	12,856

		720,818

Metals & Mining – 0.2%
7,500	Hecla Mining Co.*	72,150
2,600	Quanex Corp.	107,094

		179,244

Oil, Gas & Consumable Fuels – 3.5%
6,900	Atlas America, Inc.	398,130
14,700	Bois d’Arc Energy, Inc.*	322,518
4,400	Holly Corp.	276,320
2,800	Knightsbridge Tankers Ltd.(a)	71,344
6,400	Mariner Energy, Inc.*	160,000
4,400	Overseas Shipholding Group, Inc.	327,360
20,500	PetroQuest Energy, Inc.*	264,450
55,000	Rosetta Resources, Inc.*	1,045,000
61,400	USEC, Inc.*(a)	540,320
2,100	Western Refining, Inc.	77,028

		3,482,470

Pharmaceuticals – 2.7%
40,400	Caraco Pharmaceutical Laboratories Ltd.*	629,028
26,800	MGI Pharma, Inc.*	873,144
35,600	SuperGen, Inc.*(a)	160,556
24,400	Watson Pharmaceuticals, Inc.*	745,664
5,100	XenoPort, Inc.*	250,308

		2,658,700

Real Estate Investment Trusts – 3.0%
1,300	AMB Property Corp.	84,955
1,200	Camden Property Trust	74,820
8,900	Cousins Properties, Inc.(a)	256,231
900	Entertainment Properties Trust	49,383
17,900	Equity Lifestyle Properties, Inc.	899,296
3,500	Federal Realty Investment Trust	308,770
2,300	iStar Financial, Inc.	70,173
5,000	National Health Investors, Inc.	146,450
12,600	Potlatch Corp.	600,516
1,700	Ramco-Gershenson Properties Trust	48,637
5,700	Regency Centers Corp.	407,436

		2,946,667

Road & Rail – 0.3%
16,200	Avis Budget Group, Inc.*	338,094

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND
Schedule of Investments (continued)
October 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Semiconductors & Semiconductor Equipment – 5.1%
12,300	Advanced Analogic Technologies, Inc.*	$148,584
15,200	Credence Systems Corp.*	46,360
16,300	DSP Group, Inc.*	257,377
18,200	Exar Corp.*	221,312
11,200	Micrel, Inc.	101,360
21,700	Monolithic Power Systems*	475,881
147,500	RF Micro Devices, Inc.*(a)	917,450
10,900	Semtech Corp.*	186,499
23,900	Sigma Designs, Inc.*(a)	1,404,603
112,000	Skyworks Solutions, Inc.*	1,032,640
9,300	Zoran Corp.*	237,150

		5,029,216

Software – 6.3%
22,000	Ansoft Corp.*	661,760
14,630	ANSYS, Inc.*	567,790
7,400	Double-Take Software, Inc.*	176,342
34,200	Magma Design Automation, Inc.*	509,238
21,200	Manhattan Associates, Inc.*	639,392
1,100	McAfee, Inc.*	45,485
9,600	Pegasystems, Inc.	112,416
12,000	SPSS, Inc.*	456,000
27,700	Synchronoss Technologies, Inc.*	1,108,000
18,500	Synopsys, Inc.*	522,810
29,900	Taleo Corp.*	835,705
21,000	Vasco Data Security International, Inc.*	555,240

		6,190,178

Specialty Retail – 0.8%
10,050	Aeropostale, Inc.*	230,145
1,900	GameStop Corp.*	112,518
200	The Pep Boys – Manny, Moe & Jack	2,942
10,200	Zumiez, Inc.*	426,972

		772,577

Textiles, Apparel & Luxury Goods – 0.7%
800	Columbia Sportswear Co.	39,000
4,200	Deckers Outdoor Corp.*	587,118
600	The Warnaco Group, Inc.*	24,414

		650,532

Thrifts & Mortgage Finance – 1.5%
9,000	Brookline Bancorp, Inc.	96,840
6,000	Flagstar Bancorp, Inc.	48,540
34,700	NewAlliance Bancshares, Inc.	485,453
55,400	Provident Financial Services, Inc.	877,536

		1,508,369

Tobacco – 1.4%
214,157	Alliance One International, Inc.*	1,398,445

Trading Companies & Distributors – 0.4%
5,100	Applied Industrial Technologies, Inc.	180,795
5,200	Kaman Corp.	196,092

		376,887

Wireless Telecommunication Services – 0.4%
24,500	USA Mobility, Inc.*	383,180

TOTAL COMMON STOCKS
(Cost $94,804,156)		$99,621,177

	Interest
Shares	Rate	Value
Securities Lending Collateral(b) – 8.2%

Boston Global Investment Trust – Enhanced Portfolio
8,095,125	5.154%	$8,095,125
(Cost $8,095,125)

TOTAL INVESTMENTS – 109.0%
(Cost $102,899,281)		$107,716,302

LIABILITIES IN EXCESS OF OTHER ASSETS – (9.0)%		(8,855,792)

NET ASSETS – 100.0%		$98,860,510

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.
ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At October 31, 2007, the following futures contracts were open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Gain

Russell Mini 2000 Index	2	December 2007	$166,460	$3,911

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUNDS
Statements of Assets and Liabilities
October 31, 2007

	Structured Small	Structured Small
	Cap Value Fund	Cap Growth Fund

Assets:

Investments in securities, at value (identified cost $401,834,450 and $94,804,156, respectively)(a)	$422,163,254	$99,621,177
Securities lending collateral, at value which equals cost	48,817,575	8,095,125
Cash(b)	—	34,226
Receivables:
Investment securities sold	24,436,910	—
Dividends and interest	205,327	10,061
Due from broker-variation margin	—	1,120
Reimbursement from adviser	165,027	122,638
Fund shares sold	62,338	51,123
Securities lending income	46,557	11,886

Total assets	495,896,988	107,947,356

Liabilities:

Due to custodian	1,907,078	—
Payables:
Payable upon return of securities loaned	48,817,575	8,095,125
Investment securities purchased	24,645,516	—
Fund shares repurchased	2,651,091	573,628
Amounts owed to affiliates	576,495	126,492
Accrued expenses and other liabilities	409,505	291,619

Total liabilities	79,007,260	9,086,864

Net Assets:

Paid-in capital	156,257,112	61,081,793
Accumulated undistributed net investment income	372,224	76,854
Accumulated net realized gain on investment and futures transactions	239,931,588	32,880,913
Net unrealized gain on investments and futures	20,328,804	4,820,932

NET ASSETS	$416,889,728	$98,860,492

Net Assets:
Class A	$213,172,192	$45,069,994
Class B	117,552,888	26,183,313
Class C	70,151,021	11,911,171
Institutional	16,004,277	15,686,001
Service	9,350	10,013

Shares Outstanding:
Class A	16,754,994	1,243,196
Class B	10,145,139	775,389
Class C	5,876,006	351,201
Institutional	1,175,906	410,795
Service	688	263

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	33,952,733	2,780,844

Net asset value, offering and redemption price per share:(c)
Class A	$12.72	$36.25
Class B	11.59	33.77
Class C	11.94	33.92
Institutional	13.61	38.18
Service	13.59	38.12

(a)	Includes loaned securities having a market value of $47,839,012 and $7,999,547 for the Structured Small Cap Value and the Structured Small Cap Growth Funds, respectively.
(b)	Includes restricted cash of $1,203 relating to initial margin requirements on futures transactions for the Structured Small Cap Growth Fund.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares of the Structured Small Cap Value and Structured Small Cap Growth Funds is $13.46 and, $38.36 respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUNDS
Statements of Operations
For the Year Ended October 31, 2007

	Structured Small	Structured Small
	Cap Value Fund	Cap Growth Fund

Investment income:

Dividends	$3,698,765	$315,091
Interest (including securities lending income of $245,148 and $133,544, respectively)	480,179	197,187

Total investment income	4,178,944	512,278

Expenses:

Management fees	4,038,965	1,033,116
Distribution and Service fees(a)	3,448,818	615,841
Transfer Agent fees(a)	1,207,803	425,615
Printing fees	237,981	101,456
Registration fees	226,195	190,999
Administration fees	205,783	42,035
Professional fees	77,743	72,689
Trustee fees	70,264	20,076
Custody and accounting fees	52,460	26,957
Service share fees — Service Plan	8	8
Service share fees — Shareholder Administration Plan	8	8
Other	130,858	46,282

Total expenses	9,696,886	2,575,082

Less:
Fees paid indirectly	(1,507,393)	(296,608)
Expense reductions	(459,042)	(718,413)

Net expenses	7,730,451	1,560,061

NET INVESTMENT LOSS	(3,551,507)	(1,047,783)

Realized and unrealized gain (loss) on investment and futures transactions:

Net realized gain (loss) from:
Investment transactions	244,369,483	34,157,355
Futures transactions	(82,541)	(25,029)
Net change in unrealized gain (loss) on:
Investments	(193,185,903)	(15,251,489)
Futures	—	3,911

Net realized and unrealized gain on investment and futures transactions	51,101,039	18,884,748

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,549,532	$17,836,965

(a)	Class specific distribution and service and transfer agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Structured Small Cap Value	$990,220	$1,606,607	$851,991	$591,148	$371,210	$196,382	$49,062	$1
Structured Small Cap Growth	188,644	294,207	132,990	192,652	115,214	51,971	65,777	1
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUNDS
Statements of Changes in Net Assets

	Structured Small Cap Value Fund		Structured Small Cap Growth Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

From operations:

Net investment income (loss)	$(3,551,507)	$714,360	$(1,047,783)	$(1,538,884)
Net realized gain on investment and futures transactions	244,286,942	60,857,816	34,132,326	6,136,345
Net change in unrealized gain (loss) on investments and futures	(193,185,903)	37,690,507	(15,247,578)	17,302,020

Net increase in net assets resulting from operations	47,549,532	99,262,683	17,836,965	21,899,481

Distributions to shareholders:

From net investment income
Class A Shares	(545,907)	—	—	—
Institutional Shares	(181,650)	—	—	—
From net realized gains
Class A Shares	(28,831,833)	(9,781,122)	(2,721,417)	(2,512,921)
Class B Shares	(20,338,283)	(8,205,145)	(1,791,591)	(2,034,805)
Class C Shares	(10,327,694)	(4,249,073)	(776,213)	(836,467)
Institutional Shares	(2,739,649)	(817,771)	(958,256)	(688,031)

Total distributions to shareholders	(62,965,016)	(23,053,111)	(6,247,477)	(6,072,224)

From share transactions:

Net proceeds from sales of shares	75,711,267	73,322,820	19,497,453	27,494,078
Reinvestment of dividends and distributions	56,145,279	20,636,451	5,908,251	5,696,666
Cost of shares repurchased	(257,520,467)	(192,562,572)	(48,702,026)	(39,736,347)

Net decrease in net assets resulting from share transactions	(125,663,921)	(98,603,301)	(23,296,322)	(6,545,603)

TOTAL INCREASE (DECREASE)	(141,079,405)	(22,393,729)	(11,706,834)	9,281,654

Net assets:

Beginning of year	557,969,133	580,362,862	110,567,326	101,285,672

End of year	$416,889,728	$557,969,133	$98,860,492	$110,567,326

Accumulated undistributed net investment income (loss)	$372,224	$710,717	$76,854	$(8,631)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUNDS
Notes to Financial Statements
October 31, 2007
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured Small Cap Value Fund “Structured Small Cap Value” and Goldman Sachs Structured Small Cap Growth Fund “Structured Small Cap Growth” (collectively, the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service. Class A shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds receives such sales charges of which a certain portion may be retained.
     On June 25, 2007, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the Trust’s Board of Trustees on November 9, 2006, all of the assets, subject to liabilities, of the AXA Enterprise Small Company Value Fund and the AXA Enterprise Small Company Growth Fund (the “Predecessor Funds”) were transferred to the Structured Small Cap Value Fund and the Structured Small Cap Growth Fund, respectively, in exchange for shares of beneficial interest of the Funds’ Class A, Class B, Class C and Institutional shares of equal value as of the close of business on June 22, 2007. Holders of Class A, Class B and Class C shares of the Predecessor Funds received Class A, Class B, and Class C shares of the Funds and holders of Class Y shares of the Predecessor Funds received Institutional shares of the Funds, in each case in an amount equal to the aggregate net asset value of their investment in the Predecessor Funds. The exchange was a tax-free event to shareholders. The Predecessor Funds were the accounting survivors in the reorganization and, as such, the financial statements and financial highlights reflect the financial information of the Predecessor Funds through June 22, 2007. On the date of the exchange, the Funds created Service Class shares. Refer to the Other Matters footnote for details of the reorganization.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services or broker/dealer-supplied valuations. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.
D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. Capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
     In addition, distributions paid by the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.
E. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
F. Segregation Transactions — The Funds may enter into certain derivative or other transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUNDS
Notes to Financial Statements (continued)
October 31, 2007
3. AGREEMENTS
A. Management Agreement — Prior to the reorganization, AXA Equitable Life Insurance Company (“AXA Equitable”) served as the investment adviser to the Predecessor Funds. The Predecessor Funds were charged investment advisory fees by AXA Equitable for furnishing advisory and administrative services. The advisory fees were equal to the following annual percentages of average daily net assets for each Predecessor Fund:

	Contractual Management Rate

	First	Next	Next	Next		Effective
Fund	$1 Billion	$1 Billion	$3 Billion	$5 Billion	Thereafter	Rate

AXA Enterprise Small Company Value	0.730%	0.705%	0.680%	0.655%	0.630%	0.730%

AXA Enterprise Small Company Growth	0.980%	0.955%	0.930%	0.905%	0.880%	0.980%

     Pursuant to a Mutual Fund Service Agreement, AXA Equitable provided the Predecessor Funds with certain fund accounting and compliance services. For these services, the Predecessor Funds paid AXA Equitable a fee at an annual rate of 0.055% of total average daily net assets.
     Subsequent to the reorganization, GSAM, an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to the annual percentage rates of each Fund’s average daily net assets.
     For the period June 25, 2007 through October 31, 2007, GSAM received a Management fee at the following rates:

	Contractual Management Rate			Effective Net
Management
	First	Over	Effective	Rate
Fund	$2 billion	$2 billion	Rate	(after waiver)

Structured Small Cap Value and Structured Small Cap Growth	0.85%	0.77%	0.85%	0.81%*

*	GSAM voluntarily agreed to waive a portion of its management fee in order to achieve an effective rate of 0.81% as an annual percentage rate of average daily net assets of Structured Small Cap Value and Structured Small Cap Growth Funds, for the period June 25, 2007 through October 31, 2007.
B. Distribution Agreement and Service Plan — Prior to the reorganization, the Enterprise Fund Distributors, Inc. (the “Predecessor Distributor”), an indirect wholly-owned subsidiary of Enterprise Capital Management (“ECM”), served as the principal underwriter for shares of the AXA Enterprise Funds Trust (the “Predecessor Trust”). The Predecessor Trust had adopted in the manner prescribed under rule 12b-1 under the Act a Distributor’s Agreement and Plan of Distribution (the “AXA Plan”). The AXA Plan provided that the Predecessor Funds paid an annual distributor fee, accrued daily and payable monthly, of 0.45% of their average daily net assets for Class A shares and 1.00% for Class B shares and Class C shares. Class Y shares were not included in the AXA Plan and the Predecessor Funds paid no distribution fees with respect to those shares.
     The Predecessor Distributor used its distribution fee from the Predecessor Trust to pay expenses on behalf of the Predecessor Trust related to the distribution and servicing of its shares. These expenses included a distribution fee to securities dealers that entered into a sales agreement with the Distributor.
     The Predecessor Distributor received sales charges on the Predecessor Funds’ Class A shares and the proceeds of contingent deferred sales charges paid by the investor in connection with certain redemptions of the Predecessor Funds’

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUNDS

3. AGREEMENTS (continued)
Class B and Class C shares. The Predecessor Distributor advised the Predecessor Funds that for the period ended June 22, 2007, the approximate proceeds retained from sales and redemptions were as follows:

	Front End	Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class A	Class B	Class C

AXA Enterprise Small Company Value	$1,800	$15,600	$216,500	$8,700

AXA Enterprise Small Company Growth	300	6,100	54,100	2,300

     Sales loads and contingent deferred sales charges imposed on purchases and redemptions of Predecessor Funds shares were retained by the Predecessor Trust’s Distributor and did not represent expenses or income to the Predecessor Funds.
     Subsequent to the reorganization, the Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Class B and Class C Shares.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. For the period June 25, 2007 through October 31, 2007, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Structured Small Cap Value	$3,700	$—	$—

Structured Small Cap Growth	1,400	—	—

C. Transfer Agency Agreement — Prior to the reorganization, Boston Financial Data Services (“BFDS”) served as the Transfer Agent for the Predecessor Funds. BFDS provided shareholder services for the Predecessor Funds. Transfer agent fees were based on per account charges, assets and other out of pocket expenses. Additional sub-transfer agent fees were paid by the Predecessor Funds to administrators of omnibus accounts, and have been included in transfer agent fees on the Statements of Operations.
     Subsequent to the reorganization, Goldman Sachs serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUNDS
Notes to Financial Statements (continued)
October 31, 2007
3. AGREEMENTS (continued)
E. Redemption Fees — Prior to the reorganization, the Predecessor Trust charged a 2% redemption fee on the Predecessor Funds exchanges or redemptions done within one month of a purchase or exchange. For the period November 1, 2006 through June 22, 2007, redemption fees charged and collected by the Predecessor Funds were as follows:

Fund	Class A	Class B	Class C

AXA Enterprise Small Company Value	$4,300	$200	$400

AXA Enterprise Small Company Growth	970	—	—

F. Other Agreements — Prior to the reorganization and pursuant to a contract, AXA Equitable had agreed to make payments or waive its fees to limit the expenses of each of the Predecessor Funds through February 28, 2008. Effective the date of the reorganization, these expense limitations were terminated and the Predecessor Funds assumed lower expense limitations voluntarily agreed to by GSAM. AXA Equitable may have been reimbursed the amount of any such payments and waivers in the future provided that the payments and waivers were reimbursed within three years of the payment or waiver being made and the combination of the Predecessor Funds’ expense ratio and such reimbursement did not exceed the Predecessor Funds’ expense ratio cap. If the actual expense ratio was less than the expense cap and AXA Equitable had recouped any eligible previous payments and waivers made, the Predecessor Funds would have been charged such lower expenses. The expenses of each Predecessor Fund were limited to the following, based on annual average daily net assets:

Fund	Class A	Class B	Class C	Class Y

AXA Enterprise Small Company Value	1.75%	2.30%	2.30%	1.30%

AXA Enterprise Small Company Growth	1.65%	2.20%	2.20%	1.20%

During the period ended June 22, 2007, AXA Equitable received a total of $0 in reimbursement from the Predecessor Funds.
     Additionally, the Trustees of the Predecessor Trust had approved the payment of certain expenses using brokerage service arrangements. These payments are reflected on the Statements of Operations as “fees paid indirectly”.
     For the period November 1, 2006 through June 22, 2007, these expense reductions were as follows (in thousands):

	Management Fee	Fees Paid
Fund	Waiver	Indirectly

AXA Enterprise Small Company Value	$—	$1,507

AXA Enterprise Small Company Growth	391	297

     GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder proxy meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis 0.004% of average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly.
     For the period June 25, 2007 through October 31, 2007, GSAM has voluntarily agreed to waive certain management fees and agreed to reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUNDS

3. AGREEMENTS (continued)
custodian and the transfer agent resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

		Expense Credits

	Management Fee	Custody	Transfer	Other Expense	Total Expense
Fund	Waiver	Fee	Agent Fee	Reimbursement	Reductions

Structured Small Cap Value	$65	$1	$1	$392	$459

Structured Small Cap Growth	14	3	1	310	328

     At October 31, 2007, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Structured Small Cap Value	$297	$212	$67	$576

Structured Small Cap Growth	69	43	14	126

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended October 31, 2007, were as follows:

Fund	Purchases	Sales and Maturities

Structured Small Cap Value	$504,973,140	$688,323,501

Structured Small Cap Growth	169,833,100	198,431,435

For the year ended October 31, 2007, Goldman Sachs earned approximately $500 and $100 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Structured Small Cap Value and Structured Small Cap Growth Funds, respectively.
5. SECURITIES LENDING
Prior to the reorganization, the Predecessor Funds’ Trustees had approved the lending of portfolio securities through its then custodian bank, JPMorgan Chase Bank N.A. (“JPMorgan”), acting as lending agent, to certain approved broker-dealers, in exchange for negotiated lenders’ fees. By lending investment securities, the Predecessor Funds attempted to increase net investment income through the receipt of interest on the cash equivalents held as collateral on the loan. Any gain or loss in the market price of the securities loaned that occurred and any interest earned or dividends declared during the term of the loan was for the account of the Predecessor Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may have occurred should the borrower of the securities have failed financially. Risks could also arise to the extent that the value of the securities loaned increased above the value of the collateral received. Any such loan of the Predecessor Funds’ securities were continuously secured by collateral in cash or high grade and liquid debt securities at least equal at all times to the market value of the security loaned. The securities loaned were marked to market on a daily basis to ensure the collateral was sufficient. JPMorgan indemnified the Predecessor Funds from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan invested the cash collateral on behalf of the Predecessor Funds and retained a portion of the interest earned. The net amount of interest earned, after the interest rebate, is included in the Statements of Operations as securities lending income.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUNDS
Notes to Financial Statements (continued)
October 31, 2007
5. SECURITIES LENDING (continued)
     Subsequent to the reorganization, pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the period June 25, 2007 through October 31, 2007, are reported parenthetically under Investment Income on the Statements of Operations.
     The table below details securities lending activity as of, and for the period June 25, 2007 through October 31, 2007:

Earnings Received
	Earnings of BGA	by the Funds
	Relating to	From Lending to
	Securities Loaned	Goldman Sachs	Amount Payable to
	for the period	for the period	Goldman Sachs
	June 25, 2007	June 25, 2007	Upon Return of
	through	through	Securities Loaned as
Fund	October 31, 2007	October 31, 2007	of October 31, 2007

Structured Small Cap Value	$13,765	$42,462	$11,576,225

Structured Small Cap Growth	3,502	6,696	1,051,975

6. TAX INFORMATION
The tax character of distributions paid during the fiscal year ended October 31, 2007 were as follows:

	Structured Small	Structured Small
	Cap Value	Cap Growth

Distributions paid from:
Ordinary Income	$5,243,280	$—
Net long-term capital gains	57,721,736	6,247,477

Total taxable distributions	$62,965,016	$6,247,477

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUNDS

6. TAX INFORMATION (continued)
The tax character of distributions paid during the fiscal year ended October 31, 2006 were as follows:

	Structured Small	Structured Small
	Cap Value	Cap Growth

Distributions paid from:
Net long-term capital gains	$23,053,111	$6,072,224

Total taxable distributions	$23,053,111	$6,072,224

As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

	Structured Small	Structured Small
	Cap Value	Cap Growth

Undistributed ordinary income — net	$—	$6,457,811
Undistributed long-term capital gains	240,529,709	26,467,033

Total undistributed earnings	$240,529,709	$32,924,844
Unrealized gains — net	20,102,907	4,853,855

Total accumulated earnings — net	$260,632,616	$37,778,699

At October 31, 2007, the Funds’ aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes were as follows:

	Structured Small	Structured Small
	Cap Value	Cap Growth

Tax cost	$450,877,922	$102,862,447

Gross unrealized gain	60,251,813	11,362,015
Gross unrealized loss	(40,148,906)	(6,508,160)

Net unrealized security gain	$20,102,907	$4,853,855

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, mark-to-market gains on Section 1256 futures contracts and the difference in tax treatment of partnership investments.
     In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from net operating losses and dividend redesignations.

			Accumulated
			undistributed net
		Accumulated net	investment
Fund	Paid-in Capital	realized loss	income

Structured Small Cap Value	$(3,938,869)	$(1,702)	$3,940,571

Structured Small Cap Growth	—	(1,133,268)	1,133,268

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUNDS
Notes to Financial Statements (continued)
October 31, 2007
7. OTHER MATTERS
Fund’s Concentration — As of October 31, 2007, Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of 100% of the outstanding Service Shares of the Structured Small Cap Value and Structured Small Cap Growth Funds, respectively.
Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization the (“Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Small Company Value Fund by the Structured Small Cap Value Fund. The acquisition was completed on June 25, 2007, as of the close of business on June 22, 2007.
     Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Small Company Value Fund’s Class A, Class B, Class C and Class Y Shares were transferred into the Structured Small Cap Value Fund’s Class A, Class B, Class C and Institutional Shares, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Predecessor Fund’s
	of the Fund	Value of	Shares Outstanding
The Fund/Predecessor Fund	Issued	Exchanged Shares	as of June 22, 2007

Structured Small Cap Value Class A/
AXA Enterprise Small Company Value Class A	19,207,742	$263,329,774	19,207,742

Structured Small Cap Value Class B/
AXA Enterprise Small Company Value Class B	12,805,298	160,313,373	12,805,298

Structured Small Cap Value Class C/
AXA Enterprise Small Company Value Class C	6,645,525	85,718,602	6,645,525

Structured Small Cap Value Institutional Class/
AXA Enterprise Small Company Value Class Y	2,040,326	29,876,387	2,040,326

     The following chart shows the Fund’s and Predecessor Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Predecessor Fund’s unrealized appreciation.

	The Fund’s	Predecessor Fund’s	The Fund’s
	Aggregate	Aggregate	Aggregate	Predecessor
	Net Assets	Net Assets	Net Assets	Fund’s
	before	before	Immediately	Unrealized
Fund/Predecessor Fund	reorganization	reorganization	after reorganization	Appreciation

Structured Small Cap Value/AXA Enterprise Small Company Value	$—	$539,238,136	$539,238,136	$81,708,818

     At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization the (“Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Small Company Growth Fund by the Structured Small Cap Growth Fund. The acquisition was completed on June 25, 2007, as of the close of business on June 22, 2007.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUNDS

7. OTHER MATTERS (continued)
     Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Small Company Growth Fund’s Class A, Class B, Class C and Class Y Shares were transferred into the Structured Small Cap Growth Fund’s Class A, Class B, Class C and Institutional Shares, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Predecessor Fund’s
	of the Fund	Value of	Shares Outstanding
The Fund/Predecessor Fund	Issued	Exchanged Shares	as of June 22, 2007

Structured Small Cap Growth Class A/
AXA Enterprise Small Company Growth Class A	1,352,008	$49,389,038	1,352,008

Structured Small Cap Growth Class B/
AXA Enterprise Small Company Growth Class B	869,213	29,653,689	869,213

Structured Small Cap Growth Class C/
AXA Enterprise Small Company Growth Class C	398,447	13,654,059	398,447

Structured Small Cap Growth Institutional Class/
AXA Enterprise Small Company Growth Class Y	560,268	21,524,964	560,268

The following chart shows the Fund’s and Predecessor Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Predecessor Fund’s unrealized appreciation.

	The Fund’s	Predecessor Fund’s	The Fund’s
	Aggregate	Aggregate	Aggregate	Predecessor
	Net Assets	Net Assets	Net Assets	Fund’s
	before	before	Immediately	Unrealized
Fund/Predecessor Fund	reorganization	reorganization	after reorganization	Appreciation

Structured Small Cap Growth/
AXA Enterprise Small Company Growth	$—	$114,221,750	$114,221,750	$9,883,297

New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Funds’ last net asset value calculation in the first required financial statement reporting period. As a result, the Funds will incorporate the impact of FIN 48, if any, in their April 30, 2008 semiannual reports. GSAM does not expect FIN 48 to have a material effect on the Funds’ financial statements. However, an analysis is on-going, and the assessment regarding FIN 48 may be subject to review and adjustment.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUNDS
Notes to Financial Statements (continued)
October 31, 2007
8. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Structured Small Cap Value Fund

	For the Year Ended		For the Year Ended
	October 31, 2007		October 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,031,800	$52,235,688	4,147,350	$50,500,677
Reinvestment of dividends and distributions	2,119,140	26,001,762	761,799	8,632,827
Shares repurchased	(9,452,634)	(123,629,272)	(6,830,035)	(82,829,188)

	(3,301,694)	(45,391,822)	(1,920,886)	(23,695,684)

Class B Shares
Shares sold	664,555	7,924,903	954,945	10,714,387
Reinvestment of dividends and distributions	1,642,003	18,455,912	719,590	7,563,403
Shares repurchased	(6,550,939)	(77,545,183)	(5,817,686)	(65,506,209)

	(4,244,381)	(51,164,368)	(4,143,151)	(47,228,419)

Class C Shares
Shares sold	795,531	9,730,310	549,227	6,305,698
Reinvestment of dividends and distributions	774,667	8,970,619	342,412	3,694,604
Shares repurchased	(3,058,149)	(37,600,962)	(3,349,062)	(38,476,880)

	(1,487,951)	(18,900,033)	(2,457,423)	(28,476,578)

Institutional Shares
Shares sold	421,880	5,810,366	451,386	5,802,058
Reinvestment of dividends and distributions	207,719	2,716,986	62,187	745,617
Shares repurchased	(1,304,637)	(18,745,050)	(453,663)	(5,750,295)

	(675,038)	(10,217,698)	59,910	797,380

Service Shares(a)
Shares sold	688	10,000	—	—

NET DECREASE	(9,708,376)	$(125,663,921)	(8,461,550)	$(98,603,301)

(a)	Commenced operations on June 25, 2007.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUNDS

Structured Small Cap Growth Fund

For the Year Ended		For the Year Ended
October 31, 2007		October 31, 2006

Shares	Dollars	Shares	Dollars

354,567	$12,028,354	466,515	$14,406,847
81,688	2,608,231	85,233	2,404,980
(649,024)	(22,622,558)	(617,602)	(18,860,972)

(212,769)	(7,985,973)	(65,854)	(2,049,145)

65,034	2,081,967	115,855	3,381,612
55,986	1,673,999	71,443	1,905,295
(335,278)	(10,773,152)	(431,638)	(12,550,581)

(214,258)	(7,017,186)	(244,340)	(7,263,674)

62,757	2,007,015	90,723	2,645,800
23,056	692,475	27,767	743,269
(164,006)	(5,360,062)	(188,590)	(5,482,809)

(78,193)	(2,660,572)	(70,100)	(2,093,740)

94,277	3,370,117	219,163	7,059,819
27,867	933,546	21,882	643,122
(266,650)	(9,946,254)	(89,377)	(2,841,985)

(144,506)	(5,642,591)	(151,668)	4,860,956

263	10,000	—	—

(649,463)	$(23,296,322)	(531,962)	$(6,545,603)

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	$13.19	$(0.05)	$1.06	$1.01	$(0.03)	$(1.45)	$(1.48)
2007 - B	12.18	(0.12)	0.98	0.86	—	(1.45)	(1.45)
2007 - C	12.51	(0.12)	1.00	0.88	—	(1.45)	(1.45)
2007 - Institutional	14.02	— (c)	1.14	1.14	(0.10)	(1.45)	(1.55)
2007 - Service (Commenced June 25, 2007)	14.64	0.02	(1.07)	(1.05)	—	—	—

2006 - A	11.49	0.05	2.10	2.15	—	(0.45)	(0.45)
2006 - B	10.70	(0.02)	1.95	1.93	—	(0.45)	(0.45)
2006 - C	10.98	(0.02)	2.00	1.98	—	(0.45)	(0.45)
2006 - Institutional	12.13	0.11	2.23	2.34	—	(0.45)	(0.45)

2005 - A	10.45	(0.05)	1.23	1.18	—	(0.14)	(0.14)
2005 - B	9.79	(0.10)	1.15	1.05	—	(0.14)	(0.14)
2005 - C	10.04	(0.11)	1.19	1.08	—	(0.14)	(0.14)
2005 - Institutional	10.97	— (c)	1.30	1.30	—	(0.14)	(0.14)

FOR THE PERIOD ENDED OCTOBER 31,

2004 - A	9.78	(0.03)	0.70	0.67	—	—	—
2004 - B	9.21	(0.07)	0.65	0.58	—	—	—
2004 - C	9.45	(0.08)	0.67	0.59	—	—	—
2004 - Institutional	10.24	0.01	0.72	0.73	—	—	—

FOR THE YEARS ENDED DECEMBER 31,

2003 - A	7.09	(0.04)	2.73	2.69	—	—	—
2003 - B	6.71	(0.08)	2.58	2.50	—	—	—
2003 - C	6.88	(0.08)	2.65	2.57	—	—	—
2003 - Institutional	7.39	— (c)	2.85	2.85	—	—	—

2002 - A	8.17	(0.04)	(0.93)	(0.97)	—	(0.11)	(0.11)
2002 - B	7.78	(0.08)	(0.88)	(0.96)	—	(0.11)	(0.11)
2002 - C	7.98	(0.08)	(0.91)	(0.99)	—	(0.11)	(0.11)
2002 - Institutional	8.47	— (c)	(0.97)	(0.97)	—	(0.11)	(0.11)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized. The Structured Small Cap Value Fund first began operations as the AXA Enterprise Small Company Value Fund (the “Predecessor Fund”) of the AXA Enterprise Funds Trust. On June 25, 2007, the Predecessor Fund was reorganized as a new portfolio of the Goldman Sachs Trust. Performance prior to June 25, 2007 is that of the Predecessor Fund. Total return information of the Predecessor Fund is provided in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

										Ratios assuming no
										expense reductions

					Ratio of	Ratio of		Ratio of				Ratio of
		Net assets,	Ratio of		net expenses	net investment		net income (loss)		Ratio of		net investment
Net asset		end of	net expenses		(not including	income (loss)		(not including		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		fees paid	to average		fees paid		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		indirectly)	net assets		indirectly)		net assets		net assets		rate

$12.72	8.15%	$213,172	1.20%		1.49%	(0.40)%		(0.69)%		1.58%		(0.78)%		97%
11.59	7.45	117,553	1.82		2.10	(1.03)		(1.31)		2.19		(1.39)		97
11.94	7.41	70,151	1.82		2.10	(1.01)		(1.29)		2.19		(1.39)		97
13.61	8.57	16,005	0.73		1.07	(0.04)		(0.38)		1.14		(0.45)		97
13.59	(7.17)	9	1.35	(d)	1.35	0.21	(d)	0.21		1.63	(d)	(0.06	)(d)	97

13.19	19.38	264,595	1.59		1.60	0.38		0.37		1.60		0.37		4
12.18	18.73	175,297	2.14		2.15	(0.15)		(0.16)		2.15		(0.16)		4
12.51	18.71	92,123	2.14		2.15	(0.16)		(0.17)		2.15		(0.17)		4
14.02	19.94	25,954	1.14		1.15	0.82		0.82		1.15		0.82		4

11.49	11.35	252,526	1.63		1.64	(0.40)		(0.41)		1.64		(0.41)		4
10.70	10.78	198,305	2.18		2.19	(0.95)		(0.96)		2.19		(0.96)		4
10.98	10.81	107,803	2.18		2.19	(0.95)		(0.96)		2.19		(0.96)		4
12.13	11.91	21,728	1.18		1.19	0.05		0.04		1.19		0.04		4

10.45	6.85	254,300	1.59	(d)	1.59 (d)	(0.38	)(d)	(0.38	)(d)	1.59	(d)	(0.38	)(d)	10
9.79	6.30	208,457	2.14	(d)	2.14 (d)	(0.93	)(d)	(0.93	)(d)	2.14	(d)	(0.93	)(d)	10
10.04	6.24	114,721	2.14	(d)	2.14 (d)	(0.93	)(d)	(0.93	)(d)	2.14	(d)	(0.93	)(d)	10
10.97	7.13	9,587	1.14	(d)	1.14 (d)	0.07	(d)	0.07	(d)	1.14	(d)	0.07	(d)	10

9.78	37.94	250,241	1.60		1.60	(0.46)		(0.46)		1.60		(0.46)		8
9.21	37.26	210,248	2.15		2.15	(1.01)		(1.01)		2.15		(1.01)		8
9.45	37.35	111,311	2.15		2.15	(1.01)		(1.01)		2.15		(1.01)		8
10.24	38.57	10,072	1.15		1.15	(0.01)		(0.01)		1.15		(0.01)		8

7.09	(11.88)	188,979	1.64		1.64	(0.50)		(0.50)		1.64		(0.50)		19
6.71	(12.35)	156,569	2.19		2.19	(1.04)		(1.04)		2.19		(1.04)		19
6.88	(12.42)	78,811	2.19		2.19	(1.04)		(1.04)		2.19		(1.04)		19
7.39	(11.46)	7,029	1.19		1.19	(0.04)		(0.04)		1.19		(0.04)		19

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations

	Net asset				Distributions to
	value,	Net	Net realized	Total from	shareholders
	beginning	investment	and unrealized	investment	from net
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	realized gains

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	32.78	$(0.27)	$5.59	$5.32	$(1.85)
2007 - B	30.83	(0.46)	5.25	4.79	(1.85)
2007 - C	30.96	(0.46)	5.27	4.81	(1.85)
2007 - Institutional	34.28	(0.12)	5.87	5.75	(1.85)
2007 - Service (Commenced June 25, 2007)	38.42	(0.11)	(0.19)	(0.30)	—

2006 - A	28.23	(0.38)	6.64	6.26	(1.71)
2006 - B	26.79	(0.52)	6.27	5.75	(1.71)
2006 - C	26.89	(0.52)	6.30	5.78	(1.71)
2006 - Institutional	29.32	(0.26)	6.93	6.67	(1.71)

2005 - A	26.45	(0.26)	2.04	1.78	—
2005 - B	25.25	(0.40)	1.94	1.54	—
2005 - C	25.34	(0.40)	1.95	1.55	—
2005 - Institutional	27.35	(0.14)	2.11	1.97	—

FOR THE PERIOD ENDED OCTOBER 31,

2004 - A	26.74	(0.29)	—	(0.29)	—
2004 - B	25.64	(0.40)	0.01	(0.39)	—
2004 - C	25.73	(0.40)	0.01	(0.39)	—
2004 - Institutional	27.55	(0.20)	—	(0.20)	—

FOR THE YEARS ENDED DECEMBER 31,

2003 - A	21.76	(0.33)	5.31	4.98	—
2003 - B	20.98	(0.44)	5.10	4.66	—
2003 - C	21.05	(0.45)	5.13	4.68	—
2003 - Institutional	22.31	(0.23)	5.47	5.24	—

2002 - A	28.90	(0.35)	(6.79)	(7.14)	—
2002 - B	28.02	(0.47)	(6.57)	(7.04)	—
2002 - C	28.11	(0.46)	(6.60)	(7.06)	—
2002 - Institutional	29.51	(0.26)	(6.94)	(7.20)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized. Structured Small Cap Growth Fund first began operations as the AXA Enterprise Small Company Growth Fund (the “Predecessor Fund”) of the AXA Enterprise Funds Trust. On June 25, 2007, the Predecessor Fund was reorganized as a new portfolio of the Goldman Sachs Trust. Performance prior to June 25, 2007 is that of the Predecessor Fund. Total return information of the Predecessor Fund is provided in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	Annualized
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

											Ratios assuming no
											expense reductions

							Ratio of		Ratio of				Ratio of
		Net assets,	Ratio of		Ratio of		net investment		net investment		Ratio of		net investment
Net asset		end of	net expenses		net expenses		income		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		(not including fees		to average		(not including fees		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		paid indirectly)		net assets		paid indirectly)		net assets		net assets		rate

$36.25	17.04%	$45,070	1.25%		1.51%		(0.79)%		(1.05)%		2.17%		(1.70)%		154%
33.77	16.32	26,184	1.87		2.13		(1.40)		(1.67)		2.78		(2.32)		154
33.92	16.32	11,911	1.87		2.13		(1.40)		(1.67)		2.78		(2.32)		154
38.18	17.53	15,686	0.79		1.10		(0.33)		(0.63)		1.74		(1.28)		154
38.12	(0.60)	10	1.39	(c)	1.39	(c)	(0.86	)(c)	(0.86	)(c)	2.30	(c)	(1.80	)(c)	154

32.78	23.15	47,721	1.60		1.65		(1.25)		(1.30)		2.18		(1.83)		60
30.83	22.40	30,515	2.15		2.20		(1.80)		(1.85)		2.73		(2.37)		60
30.96	22.48	13,294	2.15		2.20		(1.80)		(1.85)		2.73		(2.37)		60
34.28	23.71	19,037	1.15		1.20		(0.80)		(0.85)		1.73		(1.38)		60

28.23	6.69	42,959	1.20		1.65		(0.92)		(1.37)		2.23		(1.95)		146
26.79	6.14	33,060	1.75		2.20		(1.47)		(1.92)		2.78		(2.50)		146
26.89	6.12	13,431	1.75		2.20		(1.47)		(1.92)		2.78		(2.50)		146
29.32	7.20	11,836	0.75		1.20		(0.47)		(0.92)		1.78		(1.50)		146

26.45	(1.08)	44,184	1.65	(c)	1.65	(c)	(1.34	)(c)	(1.34	)(c)	2.02	(c)	(1.71	)(c)	88
25.25	(1.52)	37,430	2.20	(c)	2.20	(c)	(1.89	)(c)	(1.89	)(c)	2.57	(c)	(2.26	)(c)	88
25.34	(1.52)	15,856	2.20	(c)	2.20	(c)	(1.89	)(c)	(1.89	)(c)	2.57	(c)	(2.26	)(c)	88
27.35	(0.73)	10,434	1.20	(c)	1.20	(c)	(0.89	)(c)	(0.89	)(c)	1.57	(c)	(1.26	)(c)	88

26.74	22.89	44,265	1.65		1.65		(1.41)		(1.41)		2.04		(1.80)		81
25.64	22.21	42,327	2.20		2.20		(1.95)		(1.95)		2.59		(2.34)		81
25.73	22.23	16,567	2.20		2.20		(1.95)		(1.95)		2.59		(2.34)		81
27.55	23.49	11,317	1.20		1.20		(0.95)		(0.95)		1.59		(1.34)		81

21.76	(24.71)	31,714	1.73		1.73		(1.43)		(1.43)		2.09		(1.79)		35
20.98	(25.12)	33,447	2.28		2.28		(1.98)		(1.98)		2.64		(2.34)		35
21.05	(25.12)	10,448	2.27		2.27		(1.97)		(1.97)		2.66		(2.36)		35
22.31	(24.40)	7,375	1.29		1.29		(0.98)		(0.98)		1.64		(1.33)		35

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Structured Equity Funds
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Structured Small Cap Value Fund and Goldman Sachs Structured Small Cap Growth Fund, (formerly AXA Enterprise Small Company Value Fund and AXA Enterprise Small Company Growth Fund, respectively, of AXA Enterprise Funds Trust) collectively, the “Goldman Sachs Structured Equity Funds”, portfolios of the Goldman Sachs Trust, at October 31, 2007, and the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Goldman Sachs Structured Equity Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 28, 2007

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUNDS
 Fund Expenses (Unaudited) — Period Ended October 31, 2007

As a shareholder of Class A, Class B, Class C, Institutional, or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and C shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 (June 25, 2007 for service shares) through October 31, 2007.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Small Cap Value				Small Cap Growth

	Beginning	Ending		Expenses Paid for	Beginning	Ending		Expense Paid for
	Account Value	Account Value		the 6 months ended	Account Value	Account Value		the 6 months ended
Share Class	5/1/07	10/31/07		10/31/07*	05/1/07	10/31/07		10/31/07

Class A
Actual	$1,000.00	$928.50		$4.00	$1,000.00	$992.30		$4.47
Hypothetical 5% return	1,000.00	1,021.06	+	4.19	1,000.00	1,020.72	+	4.54

Class B
Actual	1,000.00	925.70		7.30	1,000.00	989.70		7.87
Hypothetical 5% return	1,000.00	1,017.63	+	7.64	1,000.00	1,017.30	+	7.97

Class C
Actual	1,000.00	925.60		7.33	1,000.00	989.80		7.85
Hypothetical 5% return	1,000.00	1,017.59	+	7.68	1,000.00	1,017.31	+	7.96

Institutional
Actual	1,000.00	929.60		1.16	1,000.00	993.80		1.94
Hypothetical 5% return	1,000.00	1,024.00	+	1.22	1,000.00	1,023.26	+	1.97

Service‡
Actual	1,000.00	928.30		5.61	1,000.00	994.00		5.86
Hypothetical 5% return	1,000.00	1,019.39	+	5.87	1,000.00	1,019.33		5.94

*	Expenses for each share class are calculated using the Funds’ net annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended October 31, 2007. Expenses are calculated by multiplying the net annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Small Cap Value	0.82%	1.50%	1.51%	0.24%	1.15%

Small Cap Growth	0.89	1.57	1.57	0.39	1.17

+	Hypothetical expenses are based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses.

‡	Commenced operations on June 25, 2007.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited)
Background
     The Structured Small Cap Value Fund and the Structured Small Cap Growth Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”), each of which commenced investment operations on June 25, 2007.
     In connection with the Funds’ organization, the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management (the “Investment Adviser”) for the Funds was approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) at a meeting held on November 9, 2006 (the “November Meeting”). The Management Agreement was subsequently re-approved on behalf of the Funds by the Trustees, including all of the Independent Trustees, at a meeting held on June 13, 2007 (the “Annual Contract Meeting”) for an annual period ending June 30, 2008 (the November Meeting and the Annual Contract Meeting are sometimes referred to as the “Meetings”).
     At the November Meeting the Trustees reviewed the Management Agreement as it applies to the Funds, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s services; the fees and expenses to be paid by the Funds; the Investment Adviser’s anticipated costs; the Investment Adviser’s potential economies of scale; the Investment Adviser’s proposal to voluntarily reimburse certain expenses of the Funds that exceeded a specified level; capacity constraints relating to the Funds; other benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Funds; and a comparison of the Funds’ fees and expenses with those paid by other similar mutual funds.
     In connection with the Meetings, the Trustees received written materials and oral presentations, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meetings, the Trustees relied upon their knowledge of the Investment Adviser resulting from their meetings and other interactions throughout the year. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent counsel, without representatives of the Investment Adviser or its affiliates present.
Nature, Extent and Quality of the Services Provided Under the Management Agreement and Investment Performance
     In connection with their approval of the Management Agreement for the Funds at the Meetings, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and the other non-advisory services that would be provided by the Investment Adviser and its affiliates for the Funds. These included services as the Funds’ transfer agent and distributor. In addition, affiliates of the Investment Adviser would receive compensation in connection with the execution of the Funds’ portfolio transactions and sales loads, distribution and service fees on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was able to provide quality services to the Funds. In this regard, the Trustees noted that, although the Funds were new, the Investment Adviser did have substantial experience in managing structured equity portfolios for the Trust, and that many of the portfolio personnel who would be providing services to the Funds were currently providing services to certain of the Trust’s other portfolios. The Trustees believed that the investment returns of these other portfolios managed by the Investment Adviser generally had been within a competitive range.
Costs of Services Provided, Comparative Information and Profitability
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreement. In this regard, information on the fees payable by the Funds and the Funds’ projected total operating expense ratios were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and total operating expense ratios were compiled by a third-party provider of mutual fund data. More particularly, the analyses compared the Funds’ management fee and projected expenses to a relevant peer group and category median. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees payable by the Funds. In addition, the Trustees considered the Investment Adviser’s potential profitability with respect to the Funds.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
Economies of Scale
     In connection with the approval of the Management Agreement at the November Meeting, the Board approved the breakpoints in the contractual management fee rate at the following annual percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Structured Small Cap Value	0.85%	First $	2 Billion
	0.77	Over $	2 billion

Structured Small Cap Growth	0.85%	First $	2 Billion
	0.77	Over $	2 billion

     In approving these fee breakpoints, the Trustees considered information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders would participate in the benefits of these economies. In this regard, the Trustees considered the Funds’ projected asset levels, the Investment Adviser’s anticipated expenses and the fee comparisons that had been provided. The Trustees noted again that the Funds were new and that the costs of the Investment Adviser in providing its services, and the related profitability information, would be reviewed periodically by the Trustees. The Trustees agreed that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels. The Trustees also noted the Investment Adviser’s voluntary undertaking to limit the Funds’ “other expenses” ratio (excluding certain expenses) to a specified level.
Other Benefits to the Investment Adviser and Its Affiliates
     At the Meetings, the Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage transactions, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Funds.
Conclusion
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded at the November Meeting, and again at the Annual Contract Meeting, that the management fees paid by each of the Funds were reasonable in light of the services to be provided by the Investment Adviser, its anticipated costs and the Funds’ reasonably anticipated asset levels, and that the Management Agreement should be approved with respect to each of the Funds.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUNDS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Jessica Palmer Age: 58	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUNDS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 45	President & Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998- Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (registered investment companies) (November 2007- Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	98	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of October 31, 2007, the Trust consisted of 86 portfolios (of which 80 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios ( of which 11 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUNDS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	Trustee & President	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (registered investment companies) (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer & Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003).

Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 40	Secretary	Since 2003	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006) and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2006-Present); Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Structured Small Cap Equity Funds - Tax Information (Unaudited)

For the year ended October 31, 2007, 100% of the dividends paid from net investment company taxable income by the Structured Small Cap Value Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Structured Small Cap Value and Structured Small Cap Growth Funds designate $57,716,630 and $6,247,477 as capital gain dividends paid during the year ended October 31, 2007.

For the year ended October 31, 2007, the Structured Small Cap Value Fund designates 100% of the dividends it paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended October 31, 2007, the Structured Small Cap Value Fund designates $4,516,603 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $779.5 billion in assets under management as of September 30, 2007 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free
Municipal Fund[2] ▪  New York AMT-Free
Municipal Fund[2] ▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  Government Income Fund
▪  Inflation Protected Securities Fund
▪  U.S. Mortgages Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap Growth Fund
▪  Small Cap Value Fund

Asset Allocation[3] ▪  Asset Allocation Portfolios
▪  Income Strategies Portfolio
▪  Satellite Strategies Portfolio

Retirement Strategies[3]	International Equity
▪  Structured International Equity Fund
▪  Structured International Equity
Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International
Equity Fund[2] ▪  Japanese Equity Fund
▪  Structured International
Small Cap Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Structured Emerging Markets
Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets
Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Specialty[3] ▪  U.S. Equity Dividend and
Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate
Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 26, 2006, the International Equity Fund was renamed the Concentrated International Equity Fund. Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation, Retirement and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation, Retirement or Specialty category.
The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES
Ashok N. Bakhru, Chairman
John P. Coblentz, Jr.
Diana M. Daniels
Patrick T. Harker
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2007 Goldman, Sachs & Co. All rights reserved. 07-3093.MF	SMLCAPAR / 39.5 / 12-07

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2007	2006	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,995,700	$1,071,400	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$0	$733,788	Financial statement audits

Audit-Related Fees:

• PwC	$249,000	$195,000	Other attest services

• E&Y	$0	$0

Tax Fees:

• PwC	$511,900	$281,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$0	$107,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

All Other Fees:

• PwC	$0	$0

• E&Y	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2007	2006	Description of Services Rendered
Audit Fees:

• E&Y	$0	$94,130	Audit fees borne by the Funds’ adviser

Audit-Related Fees:

• PwC	$937,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$0	$10,000	Audit related time borne by the Funds’ adviser

• E&Y	$0	$0

Tax Fees:

• PwC	$0	$0

• E&Y	$0	$0

All Other Fees:

• PwC	$199,500	$125,500	Review of fund reorganization documents. Services provided for fund launch and new share classes

• E&Y	$0	$18,000	Review of fund merger documents (2006).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended October 31, 2007 and October 31, 2006 were approximately $760,900 and $476,400 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2006 and November 26, 2005 were approximately $5.9 million and $5.2 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended October 31, 2007 and October 31, 2006 were approximately 0 and $107,400 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2006 and December 31, 2005 were approximately $55.9 million and $49.0  million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	January 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	January 9, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	January 9, 2008